Supplement, dated January 18, 2007, to the
                         Prospectus, dated May 1, 2006,
         of Seligman Time Horizon/Harvester Series, Inc. (the "Series")
                      on behalf of Seligman Harvester Fund

The following change is effective immediately.

The table under the caption "Investment Objectives and Asset Allocation Strategies of the Funds" on page 1 of the Series' Prospectus, is amended in respect of Seligman Harvester Fund to expand the type of investors for which the Fund is intended. The following is hereby added after the description of Seligman Harvester Fund under the table:

The Fund is also intended for those seeking a diversified, balanced portfolio with exposure to equity and fixed-income securities. As of December 31, 2006, the Fund maintained a portfolio of approximately 70% of its net assets in Underlying Funds that invest primarily in equity securities (of which approximately 14% is allocated to Underlying Funds that invest primarily in equity REITs) and approximately 30% in Underlying Funds that invest primarily in fixed-income securities (high-yield securities, investment grade fixed income securities and US government securities).